UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 21, 2018
Date of Report (Date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508	25-1434426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 325-2265

(Former name or former address, if changed since last report)
(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. - Submission of Matters to a Vote of Security Holders
On May 21, 2018, S&T Bancorp, Inc. held its 2018 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 35,000,793 shares of the Company's common stock were entitled to vote as of March 22, 2018, the record date for the Annual Meeting. There were 29,384,143 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 - Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
Todd D. Brice	24,036,734	1,015,608	4,331,801
Christina A. Cassotis	24,252,676	799,666	4,331,801
Michael J. Donnelly	18,256,894	6,795,448	4,331,801
James T. Gibson	23,960,556	1,091,786	4,331,801
Jeffrey D. Grube	24,289,318	763,024	4,331,801
Jerry D. Hostetter	24,426,718	625,624	4,331,801
Frank W. Jones	23,999,118	1,053,224	4,331,801
Robert E. Kane	24,274,084	778,258	4,331,801
David L. Krieger	23,619,034	1,433,308	4,331,801
James C. Miller	23,927,232	1,125,110	4,331,801
Frank J. Palermo, Jr.	24,211,328	841,014	4,331,801
Christine J. Toretti	18,464,913	6,587,429	4,331,801
Steven J. Weingarten	15,780,383	9,271,959	4,331,801
Proposal No. 2 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2018
The shareholders voted to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2018. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
28,625,213	633,029	125,901
Proposal No. 3 - Advisory Vote on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company's executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,936,429	911,221	204,692	4,331,801
Proposal No. 4 - Advisory Vote on the Frequency of S&T's Executive Compensation
The shareholders voted to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. The results of the vote were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
22,251,129	282,582	2,266,903	251,728

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 24, 2018	Mark Kochvar Senior Executive Vice President, Chief Financial Officer